Exhibit 99.2

Supplemental Operating and Financial Data September 30, 2012 (Unaudited) Cincinnati, OH 144 licensed beds

Table of Contents 2 CORPORATE Company Information 3 Additional Information 4 Forward-Looking Statements & Non-GAAP Information 5 Acquisitions & Developments 6-8 Real Estate Portfolio Summary 9 Real Estate Portfolio Metrics 10-11 Real Estate Portfolio Diversification 12-14 Top Ten Operators - Owned Portfolio 15 Assisted Living Concepts (NYSE: ALC) 16 Market Capitalization 17 Lease & Mortgage Loan Receivable Maturity 18 Debt Maturity 19 Financial Data Summary 20-21 Consolidated Statements of Income 22 Consolidated Balance Sheets 23 Funds from Operations 24-25 Glossary 26-28

Company Information

LTC LISTED NYSE

Company

Founded in 1992, LTC Properties, Inc. is a self-administered real estate investment trust that primarily invests in senior housing and long-term care properties through facility lease transactions, mortgage loans, and other investments. Our primary objectives are to sustain and enhance stockholder equity value and provide current income for distribution to stockholders through real estate investments in long-term care properties and other health care related properties managed by experienced operators. To meet these objectives, we attempt to invest in properties that provide opportunity for additional value and current returns to our stockholders and diversify our investment portfolio by geographic location, operator, and form of investment. For more information on LTC Properties, Inc., visit the Company's website at www.LTCProperties.com.

Board of Directors

Andre Dimitriadis
Executive Chairman

Wendy Simpson

Edmund King

Timothy Triche, MD

Boyd Hendrickson
Lead Director

Devra Shapiro

Management

Andre Dimitriadis
Executive Chairman

Wendy Simpson
Chief Executive Officer and President

Pam Kessler
Executive Vice President and Chief Financial Officer

Clint Malin
Executive Vice President and Chief Investment Officer

Andy Stokes
Senior Vice President, Marketing & Strategic Planning

Contact Information

Corporate Office
2829 Townsgate Road, Suite 350
Westlake Village, CA 91361

Investor Relations
Investor.Relations@LTCProperties.com
(805) 981-8655

www.LTCProperties.com
(805) 981-8655 phone
(805) 981-8663 fax

CORPORATE

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4 CORPORATE Additional Information BMO Capital Markets Corp. J.J. B. Hilliard, W.L. Lyons, Inc. JMP Securities, LLC Richard Anderson John Roberts Peter Martin KeyBanc Capital Markets, Inc. RBC Capital Markets Corporation Sandler O'Neill + Partners, L.P. Karin Ford Mike Carroll James Milam Sidoti & Company, LLC Stifel, Nicolaus & Company, Inc. Wells Fargo Securities, LLC Peter Sicher Dan Bernstein Todd Stender Analyst Coverage Any opinions, estimates, or forecasts regarding LTC's performance made by the analysts listed above do not represent the opinions, estimates, or forecasts of LTC or its management.

5 Forward-Looking Statements This supplemental information contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, adopted pursuant to the Private Securities Litigation Reform Act of 1995. Statements that are not purely historical may be forward-looking. You can identify some of the forward-looking statements by their use of forward-looking words, such as ‘‘believes,’’ ‘‘expects,’’ ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘seeks,’’ ‘‘approximately,’’ ‘‘intends,’’ ‘‘plans,’’ ‘‘estimates’’ or ‘‘anticipates,’’ or the negative of those words or similar words. Forward- looking statements involve inherent risks and uncertainties regarding events, conditions and financial trends that may affect our future plans of operation, business strategy, results of operations and financial position. A number of important factors could cause actual results to differ materially from those included within or contemplated by such forward-looking statements, including, but not limited to, the status of the economy, the status of capital markets (including prevailing interest rates), and our access to capital; the income and returns available from investments in health care related real estate, the ability of our borrowers and lessees to meet their obligations to us, our reliance on a few major operators; competition faced by our borrowers and lessees within the health care industry, regulation of the health care industry by federal, state and local governments, (including as a result of the Patient Protection and Affordable Care Act of 2010 and the Health Care and Education Reconciliation Act of 2010), changes in Medicare and Medicaid reimbursement amounts (including due to federal and state budget constraints), compliance with and changes to regulations and payment policies within the health care industry, debt that we may incur and changes in financing terms, our ability to continue to qualify as a real estate investment trust, the relative illiquidity of our real estate investments, potential limitations on our remedies when mortgage loans default, and risks and liabilities in connection with properties owned through limited liability companies and partnerships. For a discussion of these and other factors that could cause actual results to differ from those contemplated in the forward-looking statements, please see the discussion under ‘‘Risk Factors’’ and other information contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and in our publicly available filings with the Securities and Exchange Commission. We do not undertake any responsibility to update or revise any of these factors or to announce publicly any revisions to forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP Information This supplemental information contains certain non-GAAP information including EBITDA, normalized EBITDA, FFO, normalized FFO, normalized interest coverage ratio, and normalized fixed charges coverage ratio. A reconciliation of this non-GAAP information is provided on pages 21, 24, and 25 of this supplemental information, and additional information is available under the “Non-GAAP Financial Measures” subsection under the “Selected Financial Data” section of our website at www.LTCProperties.com. CORPORATE

Acquisitions and Developments

(dollar amounts in thousands)

ACQUISITIONS

DATE	# OF PROPERTIES	PROPERTY TYPE	# BEDS/UNITS	LOCATION	OPERATOR	DATE OF CONSTRUCTION	PURCHASE PRICE	ANNUAL GAAP REVENUE	GAAP Lease Yield
2/28/11	2	OTHER	118 beds/93 units	SC	Prestige Healthcare	1965-2001	$ 11,450	$ 1,158	10.1%
3/9/11	4	SNF	524 beds	TX	Meridian Senior Properties	2007-2008	45,000 (1)	4,722	10.5% (1)
8/1/11	1	SNF	140 beds	TX	Senior Care Centers	2008	10,000	1,058	10.5%
10/11/11	1	SNF	196 beds	TX	Fundamental	2005	15,500	1,881	11.0% (2)
10/11/11	1	UDP (3)	120 beds	TX	Under Development Property	2012-2013 (3)	844	-	- (3)
11/1/11	1	SNF	156 beds	CA	Traditions Management	1990	17,500	1,814	10.3%
Total 2011	10		1,254 beds/93 units				100,294		
3/23/12	1	SNF	144 beds	TX	Senior Care Centers	2002	18,600	$ 1,988	10.7%
5/14/12	1	UDP (4)	60 units	CO	Under Development Property	2012-2013 (4)	1,882	-	- (4)
7/2/12	1	SNF	90 beds	TX	Senior Care Centers	2011	6,500	701	10.7%
7/31/12	2	SNF	288 beds	OH	Carespring Health Care Mgt	2009-2010	54,000	5,426	10.1%
10/23/12	1	UDP (6)	77 units	KS	Under Development Property	2012-2013 (6)	730	-	- (6)
Total 2012	6		522 beds/137 units				81,712		
Total	16		1,776 beds/230 units				$ 182,006		

DEVELOPMENT, RE-DEVELOPMENT, AND EXPANSIONS

CATEGORY	LOCATION	PROPERTY TYPE	# BEDS/UNITS	INCREMENTAL CASH LEASE YIELD	ESTIMATED COMPLETION DATE	TOTAL COMMITMENT	FUNDED AS OF SEPTEMBER 30, 2012	REMAINING COMMITMENT
Re-development	Amarillo, TX	SNF	120 beds	9.00% (3)	April 2013	$ 8,250	$ 492	$ 7,758
Development	Littleton, CO	Memory Care	60 units	9.25% (4)	December 2013	7,935	1,438	6,497
Expansion/Renovation	Arvada, CO	ALF/Memory Care	23 units	7.75% (5)	December 2013	6,600	-	6,600
Expansion/Renovation	Ft. Collins, CO	ALF/Memory Care	41 units	7.75% (5)	December 2013	8,000	-	8,000
Development	Wichita, KS	ALF/Memory Care	77 units	9.25% (6)	January 2014	9,855	- (6)	9,855
Total			120 beds/ 201 units			$ 40,640	$ 1,930	$ 38,710

(1) GAAP yield assumes a total purchase price of $45,000 which includes $41,000 of cash paid at closing and $4,000 paid on August 31, 2011.
(2) This property was added to a master lease. The GAAP yield represents the yield on the master lease and includes $8,250 construction funding as noted in (3) below.
(3) Acquired a vacant parcel of land in Texas and entered into a commitment to fund the construction of a 120-bed skilled nursing property which will replace an existing 90-bed skilled nursing property we own. This property is in a master lease. The incremental cash lease yield excludes other properties in the master lease. The cash yield including the other properties is 9.6%
(4) Acquired a vacant parcel of land in Colorado and entered into a commitment to fund the construction of a 60-unit free-standing private-pay memory care property.
(5) Additional rent for the renovation projects will be the greater of 580 basis points over the 10-year treasury note or 7.75%.
(6) Acquired a vacant parcel of land in Kansas and entered into a commitment to fund the construction of a 77-unit assisted living and memory care property. In October 2012, we funded $492 under this commitment.

REAL ESTATE PORTFOLIO

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7 Acquisitions and Developments REAL ESTATE PORTFOLIO Artist’s Rendition Development in Littleton, CO 60-unit memory care property

8 Acquisitions and Developments REAL ESTATE PORTFOLIO Re-development in Amarillo, TX 120-bed skilled nursing property

9 Real Estate Portfolio Summary REAL ESTATE PORTFOLIO (dollar amounts in thousands) Dayton, OH 144 licensed beds Real Estate Portfolio Snapshot Type of Property Gross Investments % of Investments Rental Income Interest Income % of Revenues # of Properties SNF Beds ALF Units ILF Units Skilled Nursing $ 461,915 54.0% $ 42,338 $ 3,018 50.0% 89 10,397 - - $44.43 Assisted Living 308,419 36.1% 33,141 2,553 39.3% 102 - 4,365 - $70.66 Other Senior Housing 67,627 7.9% 7,822 350 9.0% 14 913 330 423 $40.59 Schools 12,268 1.4% 1,545 - 1.7% 2 - - - Under Development 4,671 0.6% - - - - - - - Total $ 854,900 100.0% $ 84,846 $5,921 100.0% 207 11,310 4,695 423 Trailing Twelve Months as of September 30, 2012 Investment per Bed/Unit

10 “Same Property Portfolio” Statistics (1) Real Estate Portfolio Metrics REAL ESTATE PORTFOLIO “Same Property Portfolio” Quality Mix Owned Properties 2Q12 1Q12 2Q12 1Q12 2Q12 1Q12 Assisted Living (2) 78.0% 78.1% 1.37 1.39 1.59 1.61 Assisted Living (3) 88.0% 88.2% 1.44 1.45 1.70 1.71 Skilled Nursing 78.5% 78.6% 1.83 1.87 2.52 2.53 Other Senior Housing 86.3% 86.7% 1.29 1.34 1.70 1.76 (1) (2) (3) Includes properties leased to Assisted Living Concepts, Inc. (ALC) Excludes properties leased to Assisted Living Concepts, Inc. (ALC) Occupancy EBITDAR Coverage EBITDARM Coverage Information is for the trailing twelve months through June 30, 2012 and March 31, 2012 and is from property level operator financial statements which are unaudited and have not been independently verified by us. For the Six Months Ended Owned Properties Payor Source (1) June 30, 2012 Private Pay 59.6% Medicare 13.8% Medicaid 26.6% (1) Quality mix for our skilled nursing portfolio, for the period presented, is 24.9% Private Pay, 25.3% Medicare, and 49.8% Medicaid.

Real Estate Portfolio Metrics

Historical Portfolio Snapshot (1)

The Centers for Medicare & Medicaid Services (or CMS) annually updates Medicare skilled nursing facility prospective payment system rates and other policies. In 4Q2010 CMS implemented the Resource Utilization Groups, version four (or RUG-IV) patient classification system. Although the implementation of RUG-IV was intended to be budget-neutral, according to CMS, this change in case-mix classification methodology resulted in a significant increase in Medicare expenditures, in part because the proportion of patients grouped in the highest-paying RUG therapy categories greatly exceeded CMS expectations. In July 2011, CMS issued its final rule updating skilled nursing facility rates for fiscal year 2012, which began in 4Q2011. The final rule included a recalibration of the case-mix indexes that form RUG-IV and reduced average aggregate Medicare reimbursement to skilled nursing facilities by 11.1%. The following table represents a snapshot of our historical portfolio of stabilized skilled nursing properties in 3Q2010 (prior to the implementation of RUG-IV) through 2Q2012 on a same property basis to illustrate the trend in the lease coverage as RUG-IV is implemented (4Q2010) and Medicare rates were subsequently cut (4Q2011).

RUG-IV	Period (2)	EBITDAR Coverage	EBITDARM Coverage
1Q RUG-IV	2Q2012	1.96	2.71
2Q RUG-IV	1Q2012	2.01	2.76
3Q RUG-IV	4Q2011	2.16	2.93
4Q RUG-IV	3Q2011	2.27	3.04
3Q RUG-IV	2Q2011	2.20	2.98
2Q RUG-IV	1Q2011	2.16	2.94
1Q RUG-IV	4Q2010	2.02	2.79
No RUG-IV	3Q2010	1.89	2.64

(1) Data from property level operator financial statements which are unaudited and have not been independently verified by us.
(2) Coverage is based on the trailing twelve months for each period presented.

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REAL ESTATE PORTFOLIO

12 Real Estate Portfolio Diversification REAL ESTATE PORTFOLIO Property and Asset Type Diversification - Owned and Loan Portfolio Gross Gross Property Type Investment % % Asset Type Investment % Skilled Nursing 89 $ 461,915 54.0% $ 45,356 50.0% Real Property 805,759 $ 94.3% Assisted Living 102 308,419 36.1% 35,694 39.3% Loans Receivable 49,141 5.7% Other Senior Housing 14 67,627 7.9% 8,172 9.0% Total 854,900 $ 100.0% Schools 2 12,268 1.4% 1,545 1.7% Under Development - 4,671 0.6% - - Total 207 $ 854,900 100.0% $ 90,767 100.0% Properties Revenue Trailing Twelve Months as of September 30, 2012 # of

13 Real Estate Portfolio Diversification REAL ESTATE PORTFOLIO State Diversification By Property Type - Owned and Loan Portfolio (1) Metropolitan Statistical Area (MSA) population is based on 2010 Census. (2) Due to master leases with properties in multiple states, revenue by state is not available. (3) Properties under development. (dollar amounts in thousands) State (2) # of Props SNF % ALF % Other % School % UDP (3) % Gross Investment % Texas 55 186,933 $ 40.5% 32,155 $ 10.4% 8,632 $ 12.8% - $ - 1,342 $ 28.7% 229,062 $ 26.8% Ohio 19 66,157 14.3% 44,647 14.5% - - - - - - 110,804 13.0% Florida 17 17,800 3.9% 36,610 11.9% 13,420 19.8% - - - - 67,830 7.9% California 5 20,649 4.5% 28,071 9.1% 2,923 4.3% - - - - 51,643 6.0% New Mexico 7 49,368 10.7% - - - - - - - - 49,368 5.8% Arizona 7 36,092 7.8% 5,120 1.7% - - - - - - 41,212 4.8% Colorado 10 7,407 1.6% 18,402 6.0% 2,007 3.0% - - 3,329 71.3% 31,145 3.6% Virginia 4 15,713 3.4% - - 13,339 19.7% - - - - 29,052 3.4% Washington 10 8,775 1.9% 19,080 6.2% - - - - - - 27,855 3.3% Kansas 7 14,111 3.1% 6,733 2.2% - - - - - - 20,844 2.4% All Others 66 38,910 8.3% 117,601 38.0% 27,306 40.4% 12,268 100.0% - - 196,085 23.0% Total 207 461,915 $ 100.0% 308,419 $ 100.0% 67,627 $ 100.0% 12,268 $ 100.0% 4,671 $ 100.0% 854,900 $ 100.0%

14 Real Estate Portfolio Diversification REAL ESTATE PORTFOLIO Operator Diversification - Owned Portfolio Operator % % Extendicare Inc. and Assisted Living Concepts, Inc. 37 88,034 $ 10.9% 10,963 $ 12.0% Brookdale Senior Living Communities, Inc. 35 84,210 10.5% 10,734 11.7% Preferred Care 25 77,206 9.6% 10,588 11.5% Senior Care Centers, LLC 5 63,698 7.9% 6,748 7.4% Carespring Health Care Mgt, LLC 2 54,000 6.7% 5,431 5.9% Meridian Senior Properties Fund II, LP 4 50,841 6.3% 4,742 5.2% Traditions Senior Management, Inc. 4 48,500 6.0% 5,243 5.7% Skilled Healthcare Group, Inc. 5 40,270 5.0% 4,501 4.9% Sunrise Senior Living 6 37,659 4.7% 4,614 5.0% Ensign Group, Inc. 3 28,496 3.5% 1,596 1.7% All Others 48 232,845 28.9% 26,526 29.0% Total 174 805,759 $ 100.0% 91,686 $ 100.0% Annualized GAAP Rent Gross Investment # of Properties

15 Top Ten Operators – Owned Portfolio REAL ESTATE PORTFOLIO Sunrise Senior Living (NYSE: SRZ) operates 307 communities in the United States, Canada and the United Kingdom, with a total capacity of approximately 29,800 units. Sunrise offers a full range of personalized senior living services, including independent living, assisted living, care for individuals with Alzheimer’s disease and other forms of memory loss, as well as Nursing and Rehabilitative services. As of September 30, 2012, the LTC portfolio consisted of 6 assisted living properties in 2 states with a gross investment balance of $37.7 million. Traditions Senior Management, Inc. (Privately held) operates 9 facilities in 4 states and Management Affiliates (Privately held) operates 15 facilities in 5 states consisting of independent living, assisted living, and skilled nursing. As of September 30, 2012, the LTC portfolio consisted of 3 skilled nursing and 1 other senior housing properties in 3 states with a gross investment balance of $48.5 million. They also operate 2 skilled nursing properties under a sub-lease with Preferred Care, Inc. which is not included in the Traditions The Ensign Group (NASDAQ: ENSG) provides skilled nursing and assisted living services, physical, occupational and speech therapies, home health and hospice services, and other rehabilitative and healthcare services for both long-term residents and short-stay rehabilitation patients at 107 facilities in 11 states. As of September 30, 2012, the LTC portfolio consisted of 3 skilled nursing properties in 1 state with a gross investment balance of $28.5 million. Extendicare Inc. and Assisted Living Concepts, Inc. operate 37 of our assisted living properties in 10 states with a gross investment balance of $88.0 million as of September 30, 2012. Extendicare Inc. (TSX: EXE) operates 243 senior care centers in North America with the ability to serve approximately 26,700 residents. EXE offers a continuum of health care services, including nursing care, assisted living and related medical specialty services, such as sub-acute care and rehabilitative therapy on an inpatient and outpatient basis. Assisted Living Concepts, Inc. (NYSE: ALC) and its subsidiaries operate 211 residences which include licensed assisted living and independent living residences with capacity for 9,325 residents in 20 states. Brookdale Senior Living, Inc. (NYSE: BKD) operates 647 independent living, assisted living, and dementia-care communities and continuing care retirement centers, with the ability to serve approximately 67,000 residents. As of September 30, 2012, the LTC portfolio consisted of 35 assisted living properties in 8 states with a gross investment balance of $84.2 million. Preferred Care, Inc. (Privately held) operates 87 facilities comprised of skilled nursing, assisted living, and independent living facilities, as well as 5 specialty care facilities, in 11 states. As of September 30, 2012, the LTC portfolio consisted of 23 skilled nursing and 2 other senior housing properties in 6 states with a gross investment balance of $77.2 million. They also operate 1 skilled nursing facility under a sub-lease with another lessee we have which is not included in the Preferred Care rental revenue. Skilled Healthcare Group (NYSE: SKH) is a holding company with subsidiaries that operate skilled nursing facilities, assisted living facilities, a rehabilitation therapy business, and a hospice business. Skilled Healthcare operates in 8 states, including 74 skilled nursing facilities and 22 assisted living facilities. As of September 30, 2012, the LTC portfolio consisted of 5 skilled nursing properties in 1 state with a gross investment balance of $40.3 million. Meridian Realty Advisors, LP through its affiliates including Meridian Senior Properties Fund II, LP (Privately held) acquires, develops and operates independent living, assisted living/memory care and skilled nursing facilities and currently owns or leases 10 skilled nursing facilities and one assisted living facility, all located in Texas. Meridian, through its affiliated entities, is currently developing four new assisted living/memory care facilities to be managed by a non-affiliated, third-party operating company and one new skilled nursing facility that will be operated by Meridian. As of September 30, 2012, the LTC portfolio consisted of 4 skilled nursing properties in 1 state with a gross investment balance of $50.8 million. Senior Care Centers, LLC (Privately held) provides skilled nursing care, Alzheimer's care, assisted living, and independent living services in 35 facilities exclusively in Texas. As of September 30, 2012, the LTC portfolio consisted of 5 skilled nursing properties in 1 state with a gross investment balance of $63.7 million. They also operate 4 skilled nursing properties under a sub-lease with Meridian Senior Properties Fund II, LP which is not included in the Senior Care Centers, LLC rental revenue. Carespring Health Care Mgmt, LLC (Privately held) provides skilled nursing, assisted living, and independent living services, and other rehabilitative and healthcare services at 12 facilities in 2 states. As of September 30, 2012, the LTC portfolio consisted of 2 skilled nursing properties in 1 state with a gross investment balance of $54.0 million.

16 Assisted Living Concepts, Inc. (NYSE: ALC) REAL ESTATE PORTFOLIO Photos of our properties leased to ALC/Extendicare are available on the Company’s website at www.LTCProperties.com in the “ALC/EXE Properties” subsection under the “Property Photos” section of the “Properties” tab. (1) Trailing Twelve Months Ended June 30, 2012 States States Idaho 4 148 Arizona 2 76 Iowa 1 35 Indiana 2 78 New Jersey 1 39 Nebraska 4 156 Ohio 5 191 Oregon 3 119 Texas 7 277 Washington 8 308 Total 18 690 Total 19 737 Master Lease II # of Properties # of Units Master Lease I # of Properties # of Units Co-lessee Extendicare Inc. (TSX: EXE) Total # of Properties 37 properties Total # of Units 1,427 units Lease Expiration December 31, 2014 Renewal Options Three (3) periods of ten (10) years each Current Lease Coverage (1) 1.2x EBITDAR % of Portfolio Rent 12% of Annualized GAAP Rent

17 Market Capitalization (1) Includes amortization of debt issue cost. (2) Includes letter of credit fees. (3) Non-traded shares. Two million shares outstanding with a face rate of 8.5% and a liquidation value of $19.25 per share, convertible into common stock on a one-for-one basis. Our Series C preferred stock is not redeemable by us. (4) Traded on NYSE. (5) Closing price of our common stock as reported by the NYSE on September 28, 2012, the last trading of third quarter 2012. FINANCIAL (In thousands, except per share amounts and number of shares) Capitalization Bank borrowings - LIBOR + 125 bps 35,500 $ Senior unsecured notes -weighted average rate 5.17% (1) 185,800 Bonds payable - weighted average rate 2.21% (2) 2,635 Total debt 223,935 18% No. of shares Preferred stock -Series C (3) 38,500 3% Common stock (4) 30,498,068 31.85 $ (5) 971,363 79% Non-controlling interest 349 0% Total equity 1,010,212 82% 1,234,147 $ 100% Debt to Market Cap Debt & Preferred to Market Cap 18.1% 21.3% Equity Closing Price Market Capitalization At September 30, 2012 Debt Capitalization

Lease and Mortgage Loan Receivable Maturity

(dollar amounts in thousands)

Investment Portfolio Maturity Schedule
(as a % of total gross owned investment and mortgage loans outstanding)



80.0%
60.0%
40.0%
20.0%
0.0%
2012
2013
(1) 2014
2015
2016
2017
2018
2019
Thereafter
Leases
Loans

LTC's investment portfolio has a long-term weighted roll-over maturity schedule. Over 80% of the portfolio has lease expirations after 2017. Over 23% of outstanding mortgage loans mature after 2017.

Rental Revenue and Interest Income Maturity

Year	Annualized GAAP Rental Income	% of Total	Interest Income [2]	% of Total	Total Rental & Interest Income	% of Total
2012	$ -	0.0%	$ 19	0.4%	$ 19	0.0%
2013	453	0.5%	1,844 [1]	40.4%	2,297	2.4%
2014	12,951	14.1%	849	18.6%	13,800	14.3%
2015	2,539	2.8%	269	5.9%	2,808	2.9%
2016	2,129	2.3%	26	0.6%	2,155	2.2%
2017	1,615	1.8%	627	13.8%	2,242	2.3%
2018	11,262	12.3%	803	17.6%	12,065	12.5%
2019	1,596	1.7%	123	2.7%	1,719	1.9%
Thereafter	59,141	64.5%	-	-	59,141	61.5%
Total	$ 91,686	100.0%	$ 4,560	100.0%	$ 96,246	100.0%

(1) We received a notice of prepayment from a borrower who holds seven mortgage loans secured by seven assisted living properties with a weighted average interest rate of 12.1%. We expect to receive a total of $15.2 million plus accrued interest on or about November 24, 2012 related to this payoff.
(2) Reflects annualized contract rate of interest for loans, net of collectability reserves, if applicable.

FINANCIAL

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19 Debt Maturity (in thousands) FINANCIAL (in thousands) Subsequent to September 30, 2012, we repaid $6.0 million under our Unsecured Credit Agreement. Reflects annualized contract rate of interest for loans, net of collectability reserves, if applicable. $ - $ - $ 600 $ 600 - 4,167 635 4,802 - 29,166 1,400 30,566 35,500 16,667 - 52,167 - 14,167 - 14,167 - 14,167 - 14,167 - 11,666 - 11,666 - 95,800 - 95,800 $ 35,500 $ 185,800 $ 2,635 $ 223,935 Total 2016 2017 Thereafter 2019 Year 2018 2013 2014 Unsecured Line of Credit (1) Senior Unsecured Notes (2) Bonds Payable (2) Total 2015 Debt Structure

20 Financial Data Summary FINANCIAL (dollar amounts in thousands) (1) Gross asset value represents undepreciated book value. Balance Sheet and Coverage Ratios 12/31/09 12/31/10 12/31/11 9/30/12 Net real estate assets $444,163 $515,983 $599,916 $661,132 Total assets 490,593 561,264 647,097 709,833 Total debt 25,410 91,430 159,200 223,935 Total liabilities 36,280 103,742 178,387 244,943 Preferred stock 186,801 126,913 38,500 38,500 Total equity 454,313 457,522 468,710 464,890 Debt to gross asset value ratio (1) 4.0% 12.7% 19.3% 24.8% Debt & preferred stock to gross asset value ratio (1) 33.4% 30.3% 24.0% 29.1% Debt to market capitalization ratio 3.0% 9.5% 14.0% 18.1% Debt & preferred stock to market capitalization ratio 25.1% 23.0% 17.4% 21.3% Debt to normalized EBITDA 0.4x 1.4x 2.1x 2.8x Normalized interest coverage ratio 25.4x 24.5x 11.7x 9.0x Normalized fixed charge coverage ratio 3.5x 4.0x 6.3x 6.6x Trailing twelve months ended

21 Financial Data Summary FINANCIAL FINANCIAL (dollar amounts in thousands) Non-Cash Rental Revenue Components (1) Projections based on current in-place leases assuming no modification or replacement of existing leases and no new leased investments are added to our portfolio. Reconciliation of Normalized EBITDA and Fixed Charges $ 866 $ 917 $ 712 $ 638 $ 547 (165) (165) (165) (165) (165) $ 701 $ 752 $ 547 $ 473 $ 382 3Q12 (1) Straight-line rent Amort of lease inducement Net 3Q13 (1) 2Q13 (1) 1Q13 (1) 4Q12 (1) Trailing twelve months ended 12/31/09 12/31/10 12/31/11 9/30/12 Net income $ 44,360 $ 46,053 $ 49,443 $ 51,153 Less: Gain on sale - (310) - (16) Add: Interest expense 2,418 2,653 6,434 9,018 Add: Depreciation and amortization (including discontinued operations) 14,822 16,109 19,623 21,602 Adjusted EBITDA 61,600 64,505 75,500 81,757 (Deduct)/Add back: Non-recurring one-time items (198) 467 - (347) Normalized EBITDA $ 61,402 $ 64,972 $ 75,500 $ 81,410 Interest expense $ 2,418 $ 2,653 $ 6,434 $ 9,018 Preferred stock dividend 15,141 13,662 5,512 3,272 Fixed Charges $ 17,559 $ 16,315 $ 11,946 $ 12,290

Consolidated Statements of Income 22 FINANCIAL (dollar amounts in thousands, except per share amounts, unaudited) 2012 2011 2012 2011 Revenues Rental income 22,295 $ 19,620 $ 64,342 $ 57,139 $ Interest from mortgage loans 1,398 1,582 4,361 4,851 Interest and other income 96 229 818 876 Total revenues 23,789 21,431 69,521 62,866 Expenses Interest expense 2,988 1,794 7,025 4,441 Depreciation and amortization 5,925 4,949 16,461 14,407 Acquisition costs 205 60 387 225 Operating and other expenses 2,167 2,180 7,115 6,879 Total expenses 11,285 8,983 30,988 25,952 Income from continuing operations 12,504 12,448 38,533 36,914 Discontinued operations: Loss from discontinued operations - (25) - (75) Gain on sale of assets, net - - 16 - Net loss from discontinued operations - (25) 16 (75) Net income 12,504 12,423 38,549 36,839 Income allocated to non-controlling interests (9) (48) (30) (144) Net income attributable to LTC Properties, Inc. 12,495 12,375 38,519 36,695 Income allocated to participating securities (94) (85) (279) (259) Income allocated to preferred stockholders (818) (818) (2,454) (8,260) Net income available to common stockholders 11,583 $ 11,472 $ 35,786 $ 28,176 $ Basic earnings per common share: $0.38 $0.38 $1.18 $0.98 Diluted earnings per common share: $0.38 $0.38 $1.18 $0.97 Weighted average shares used to calculate earnings per common share Basic 30,253 30,137 30,219 28,874 Diluted 30,293 30,156 30,263 28,902 September 30, Nine Months Ended Three Months Ended September 30,

Consolidated Balance Sheets

(amounts in thousands)

	September 30, 2012 (unaudited)	December 31, 2011
ASSETS		
Real estate investments:		
Land	$ 63,121	$ 57,392
Buildings and improvements	742,638	664,758
Accumulated depreciation and amortization	(192,895)	(176,546)
Net operating real estate property	612,864	545,604
Properties held-for-sale, net of accumulated depreciation and amortization: 2012 - $0; 2011 - $1,650	-	1,231
Net real estate property	612,864	546,835
Mortgage loans receivable, net of allowance for doubtful accounts: 2012 - $873; 2011 - $921	48,268	53,081
Real estate investments, net	661,132	599,916
Other assets:		
Cash and cash equivalents	8,274	4,408
Debt issue costs, net	3,218	2,301
Interest receivable	1,035	1,494
Straight-line rent receivable, net of allowance for doubtful accounts: 2012 - $1,545; 2011 - $1,519	25,945	23,772
Prepaid expenses and other assets	7,222	7,904
Notes receivable	3,007	817
Marketable securities	-	6,485
Total assets	**$ 709,833**	**$ 647,097**

	September 30, 2012 (unaudited)	December 31, 2011
LIABILITIES		
Bank borrowings	$ 35,500	$ 56,000
Senior unsecured notes	185,800	100,000
Bonds payable	2,635	3,200
Accrued interest	2,320	1,356
Earn-out liabilities	6,634	6,305
Accrued expenses and other liabilities	12,054	11,440
Accrued expenses and other liabilities related to properties held-for-sale	-	86
Total liabilities	244,943	178,387
EQUITY		
Preferred stock (1)	38,500	38,500
Common stock (2)	305	303
Capital in excess of par value	509,431	507,343
Cumulative net income	711,262	672,743
Other	160	199
Cumulative distributions	(795,117)	(752,340)
Total LTC stockholders' equity	464,541	466,748
Non-controlling interests	349	1,962
Total equity	464,890	468,710
Total liabilities and equity	**$ 709,833**	**$ 647,097**

(1) Preferred stock $0.01 par value; 15,000 shares authorized; shares issued and outstanding: 2012 - 2,000; 2011 - 2,000

(2) Common stock $0.01 par value; 60,000 shares authorized; shares issued and outstanding: 2012 - 30,498; 2011 - 30,346

FINANCIAL

23

Funds from Operations

(dollar amounts in thousands, except per share amounts))

Normalized FFO, AFFO, and FAD Reconciliation

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2012	2011	2012	2011
Net income available to common stockholders	$ 11,583	$ 11,472	$ 35,786	$ 28,176
Add: Depreciation and amortization (continuing and discontinued operations)	5,925	4,974	16,461	14,482
Less: Gain on sale of real estate, net	-	-	(16)	-
FFO available to common stockholders	17,508	16,446	52,231	42,658
Add: Preferred stock redemption charge	-	-	-	3,566 (1)
Add: Preferred stock redemption dividend	-	-	-	472 (2)
Add: Non-cash interest related to earn-out liabilities	110	177	330	354
Add: Non-recurring one time items	-	-	(347) (3)	-
Normalized FFO available to common stockholders	**17,618**	**16,623**	**52,214**	**47,050**
Less: Non-cash rental income	(701)	(912)	(1,704)	(2,268)
Normalized adjusted FFO (AFFO)	16,917	15,711	50,510	44,782
Add: Non-cash compensation charges	445	374	1,355	1,095
Normalized funds available for distribution (FAD)	$ 17,362	$ 16,085	$ 51,865	$ 45,877
Diluted FFO available to common stockholders per share	$0.57	$0.54	$1.69	$1.46
Diluted normalized FFO available to common stockholders per share	**$0.57**	**$0.54**	**$1.69**	**$1.60**
Diluted normalized AFFO per share	$0.55	$0.51	$1.64	$1.53
Diluted normalized FAD per share	$0.56	$0.52	$1.68	$1.56

(1) Represents the original issue costs related to the redemption of the remaining Series F preferred stock.
(2) Represents the dividends on the Series F preferred stock up to the redemption date.
(3) Respresents revenue from the Sunwest bankruptcy settlement distribution.

FINANCIAL

24

Funds from Operations 25 FINANCIAL (dollar amounts in thousands, except per share amounts)) Normalized FFO Per Share Reconciliation 2011 2011 Normalized FFO available to common stockholders $ 17,618 $ 16,623 $ 52,214 $ 47,050 Effect of dilutive securities: Participating securities 94 85 279 259 Convertible preferred securities 818 818 2,454 2,454 Convertible non-controlling interests 9 48 30 144 Normalized diluted FFO available to common stockholders $ 18,539 $ 17,574 $ 54,977 $ 49,907 30,253 30,137 30,219 28,874 Effect of dilutive securities: Stock options 40 19 44 28 Participating securities 208 204 208 206 Convertible preferred securities 2,000 2,000 2,000 2,000 Convertible non-controlling interests 20 113 23 113 Shares for diluted FFO per share 32,521 32,473 32,494 31,221 $0.58 $0.55 $1.73 $1.63 $0.57 $0.54 $1.69 $1.60 Diluted normalized FFO per share Shares for basic FFO per share Basic normalized FFO per share 2012 2012 Three Months Ended September 30, Nine Months Ended September 30,

26 GLOSSARY Glossary Adjusted Funds From Operations (“AFFO”): FFO excluding the effects of non - cash rental income. Assisted Living Properties (“ALF”): Senior housing properties serving elderly persons who require assistance with activities of daily living, but do not require the constant supervision skilled nursing properties provide. Services are usually available 24 hours a day and include personal supervision and assistance with eating, bathing, grooming and administering medication. The facilities provide a combination of housing, supportive services, personalized assistance and health care designed to respond to individual needs. Contractual Lease Rent: Rental revenue as defined by the lease agreement between us and the operator for the lease year. EBITDA: Earnings before interest, taxes, depreciation and amortization. EBITDAR Coverage: From the operator financial statements, the trailing twelve month’s earnings before interest, taxes, depreciation, amortization, and rent divided by the operator’s contractual lease rent. Management fees are imputed at 5% of revenues. EBITDARM Coverage: From the operator financial statements, the trailing twelve month’s earnings before interest, taxes, depreciation, amortization, rent and management fees divided by the operator’s contractual lease rent. Funds Available for Distribution (“FAD”): FFO excluding the effects of non - cash rental income and non - cash compensation charges. Funds From Operations (“FFO”): As defined by the National Association of Real Estate Investment Trusts (“NAREIT”), net income available to common stockholders (computed in accordance with U.S. GAAP) excluding gains or losses on the sale of real estate and impairment write - downs of depreciable real estate plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. GAAP Lease Yield: GAAP rent divided by the purchase price. GAAP Rent: Total rent we will receive as a fixed amount over the life of the lease and recognize d evenly over that life. GAAP rent recorded in the early years of a lease is higher than the cash rent received and during the later years of the lease, the cash rent received is higher than GAAP rent recognized. GAAP rent is commonly referred to as straight - line rental income. Gross Asset Value: Represents undepreciated book value. Gross Investment: Original price paid for an asset plus capital improvements funded by LTC Properties, Inc. (“LTC”), without any depreciation deductions. Gross Investment is commonly referred to as undepreciated book value. Independent Living Properties (“ILF”): Senior housing properties offer ing numerous levels of service, such as laundry, housekeeping, dining options/meal plans, exercise and wellness programs, transportation, social, cultural and recreational activities, on-site security and emergency response programs. Many offer on - site conveniences like beauty/barber shops, fitness facilities, game rooms, libraries and activity centers. ILFs are also known as retirement communities or senior apartments.

27 GLOSSARY Glossary Interest Income: Represents interest income from mortgage loans. Licensed Beds/Units: The number of beds and/or units that an operator is authorized to operate at a senior housing property. Licensed beds and/or u nits may differ from the number of beds and/or units in service at any given time. Metropolitan Statistical Areas ( MSA) is a geographic entity defined by the Office of Management and Budget (OMB) for use by Federal statistical agencies in collecting, tabulating, and publishing Federal statistics. The term "Core Based Statistical Area" (CBSA) is a collective term for both metro and micro areas. A metropolitan area contains a core urban area of 50,000 or more population, and a micropolitan area contains an urban core of at least 10,000 (but less than 50,000) population. Each metro or micro area consists of one or more counties and includes the counties containing the core urban area, as well as any adjacent counties that have a high degree of social and economic integration (as measured by commuting to work) with the urban core. Net Real Estate Assets: Gross investment less accumulated depreciation. Net Real Estate Asset is commonly referred to as Net Book Value (“NBV”). Non-cash Rental Income: Straight - line rental income and amortization of lease inducement. Non-cash Compensation Charges: Vesting expense relating to stock options and restricted stock. Normalized AFFO: FFO adjusted for non-recurring, infrequent or unusual items and excludes the non-cash rental income. Normalized FAD: FFO adjusted for non-recurring, infrequent or unusual items and excludes the non-cash rental income and non-cash compensation charges. Normalized FFO: FFO adjusted for non-recurring, infrequent or unusual items. Occupancy: The weighted average percentage of all beds and/or units that are occupied at a given time. The calculation uses the trailing twelve months and is based on licensed beds and/or units which may differ from the number of beds and/or units in service at any given time. Operator Financial Statements: Property level operator financial statements are unaudited and have not been independently verified by us. Other Senior Housing: Senior housing properties consisting of independent living properties and properties providing any combination of skilled nursing, assisted living and/or independent living services. Private Pay: Private pay includes private insurance, HMO, VA, and other payors. Purchase Price: Represents the fair value price of an asset that is exchanged in an orderly transaction between market participants at the measurement date. An orderly transaction is a transaction that assumes exposure to the market for a period prior to the measurement date to allow for marketing activities that are usual and customary for transactions involving such assets; it is not a forced transaction (for example, a forced liquidation or distress sale).

28 GLOSSARY Glossary Quality Mix: LTC revenue by operator underlying payor source for the quarter presented. LTC is not a Medicaid or a Medicare recipient. Statistics represent LTC's rental revenues times operators' underlying payor source revenue percentage. Underlying payor source revenue percentage is calculated from property level operator financial statements which are unaudited and have not been independently verified by us. Rental Income: Represents GAAP rent net of amortized lease inducement cost from continuing and discontinued operations. Same Property Portfolio (“SPP”): Same property statistics allow management to evaluate the performance of LTC’s leased property portfolio under a consistent population, which eliminates the changes in the composition of our portfolio of properties. We identify our same property portfolio as stabilized properties that are, and remained, in operations for the duration of the quarter-over quarter comparison periods presented. Accordingly, it takes a stabilized property a minimum of 12 months in operations to be included in our same property portfolio. Schools: An institution for educating students which include private and charter schools. Private schools are not administered by local, state or national governments; therefore, funded in whole or part by student tuition rather than government funded. Charter schools provide an alternative to the traditional public school. Charter schools are generally autonomous entities authorized by the state or locality to conduct operations independent from the surrounding public school district. Laws vary by state, but generally charters are granted by state boards of education either directly or in conjunction with local school districts or public universities. Operators are granted charters to establish and operate schools based on the goals and objectives set forth in the charter. Upon receipt of a charter, schools receive an annuity from the state for each student enrolled. Skilled Nursing Properties (“SNF”): Senior housing properties providing restorative, rehabilitative and nursing care for people not requiring the more extensive and sophisticated treatment available at acute care hospitals. Many SNFs provide ancillary services that include occupational, speech, physical, respiratory and IV therapies, as well as sub-acute care services which are paid either by the patient, the patient’s family, private health insurance, or through the federal Medicare or state Medicaid programs. Stabilized: Newly acquired operating assets are generally considered stabilized at the earlier of lease-up (typically when occupancy reaches 80% at a SNF or 90% at an ALF) or 12 months from the acquisition date. Newly completed developments, including redevelopments, major renovations, and property additions, are considered stabilized at the earlier of lease-up or 24 months from the date the property is placed in service. Under Development Properties (“UDP”): Development projects to construct senior housing properties.